INCOMETAX: - Reconciliation of the Company's theoretical income tax expense to actual income tax expense (Details) New - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Theoretical tax benefit on the above amount Decrease (increase) in tax refund resulting from:
Loss before income tax	$ 27,124	$ 13,492
Tax rate	23.00%	23.00%
Computed "expected" tax benefit	$ (6,238)	$ (3,103)
Change in temporary differences for which deferred taxes were not recognized	2,133	730
Taxes in respect of previous years		(11)
Different tax rate in subsidiaries operating outside of Israel	(1)	132
Non-deductible items	1,195	165
Tax credit		(315)
Losses and benefits for tax purposes for the year, for which deferred taxes were not recorded	$ 2,911	2,708
Actual tax expense		$ 306